UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SMACK SPORTSWEAR INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SMACK SPORTSWEAR INC.
6025 Macadam Court Agoura Hills,
California 91301

December __, 2015

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders. The meeting will be held on January __, 2016, at 10:00 a.m. local time, at the offices of David Lubin & Associates, PLLC, 108 S. Franklin, Suite 10, Valley Stream, NY 11580.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card. At the meeting, we will vote on the following matters:

1.	To authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock, $.001 par value per share, to two hundred million (200,000,000) shares of common stock, $.001 par value per share.
2.	To change the name of the company from “Smack Sportswear Inc.” to “Almost Never Films, Inc.”
3.	To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

Your vote is important to us, and I look forward to seeing you at the meeting. If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Smack Sportswear Inc.

Sincerely,

SMACK SPORTSWEAR

By:	/s/ Doug Samuelson
Doug Samuelson Interim Chief Executive Officer and Chief Financial Officer

SMACK SPORTSWEAR INC.

6025 Macadam Court

Agoura Hills, California 91301

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting the (“Meeting”) of the shareholders of Smack Sportswear Inc. (the “Company”) will be held on January __, 2015, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, 108 S. Franklin, Suite 10, Valley Stream, NY 11580 for the following purposes:

1.	To authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock, $.001 par value per share, to two hundred million (200,000,000) shares of common stock, $.001 par value per share.
2.	To change the name of the company from “Smack Sportswear Inc.” to “Almost Never Films, Inc.”
3.	To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on January __, 2016 (the “Record Date”). Only shareholders of record at the Record Date are entitled to notice of and to vote at the Meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the Meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Meeting in accordance with your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this Proxy Statement and the instructions on the attached proxy card.

By Order of the Board of Directors,

December __, 2015

SMACK SPORTSWEAR

By:	/s/ Doug Samuelson
Doug Samuelson Interim Chief Executive Officer and Chief Financial Officer

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

QUESTIONS AND ANSWERS ABOUT THIS
PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving this proxy material?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the “Common Stock”), of Smack Sportswear Inc., a Nevada corporation (the “Company”), commencing on or about December __, 2015, in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the special meeting of the shareholders of the Company (the “Meeting”) to be held at the offices of David Lubin & Associates, PLLC, 108 S. Franklin, Suite 10, Valley Stream, NY 11580 on January __, 2016 at ___ a.m. You are invited to attend the Meeting and are requested to vote on the proposal described in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposal to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval for the proposal to amend our Articles of Incorporation for the purpose of (a) increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock to two hundred million (200,000,000) shares of common stock, as set forth in Proposal No. 1 below and (b) changing the name from “Smack Sportswear Inc.” to “Almost Never Films, Inc., as set forth in Proposal No. 2 below. As previously reported in our Current Report on Form 8-K filed with the SEC on November 12, 2015, upon satisfaction of the conditions to the closing, the Company intends to acquire Almost Never Films Inc., an Indiana company by issuing to the two shareholders of said company 100,000,000 shares of common stock of the Company. As a result of the proposed transaction, Almost Never would become a majority owned subsidiary of the Company and the board of the Company will consist of persons appointed by Almost Never. Since the Company intends to commence consummate the transaction with Almost Never, the Board has determined that the name of the Company should be changed to reflect such operations. The shareholders will also transact any other business that properly comes before the Meeting.

What is our Board’s voting recommendation?

The Board has approved the increase in the authorized capital of the Company from seventy million (70,000,000) shares of common stock to two hundred million (200,000,000) shares of common stock and recommends that stockholders of the Company vote FOR approval of increase in the authorized capital of the Company. In the event that this proposal is approved, the Board will file an amendment to the Company’s Articles of Incorporation in Delaware similar to the attached Appendix A to increase the authorized capital of the Company.

The Board has approved the change in the name of the Company from “Smack Sportswear Inc.” to “Almost Never Films, Inc., and recommends that stockholders of the Company vote FOR approval of the change of the name of the Company. In the event that this proposal is approved, the Board will file an amendment to the Company’s Articles of Incorporation in Delaware similar to the attached Appendix B to increase the authorized capital of the Company.

1

Who can vote at the Meeting?

An aggregate of 27,621,237 votes (the “Voting Shares”) may be cast by shareholders at the Meeting, consisting of the issued and outstanding shares of Common Stock held by shareholders of record at the close of business on the Record Date. Holders of shares of Common Stock are entitled at the Meeting to one vote for each share of Common Stock held on the Record Date.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card). Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If a proxy specifies how it is to be voted, it will be so voted. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR approval of Proposal No. 1 and Proposal No. 2 in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the Meeting for action by shareholders. Proxies in the form enclosed are being solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Interim Chief Executive Officer, Doug Samuelson, by signing another proxy card with a later date and submitting this later dated proxy to Mr. Samuelson before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting. Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Smack Sportswear, Inc., Attention: Doug Samuelson, Interim Chief Executive Officer, 6025 Macadam Court, Agoura Hills, California 91301, or hand delivered to Mr. Samuelson at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date. Since there was an aggregate of 27,621,237 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 13,810,618 Voting Shares is present in person or by proxy at the Meeting.

2

How many votes are required to approve the proposals?

The approval of the proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. For example, if all 27,621,237 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 13,810,618 Voting Shares. As another example, if only the required minimum quorum of 13,810,618 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 6,905,310 Voting Shares.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K which will be filed with the SEC within four business days after the Meeting.

How can shareholders communicate with our Board of Directors?

Company shareholders who want to communicate with our Board may write to Attention: Doug Samuelson, Interim Chief Executive Officer, 6025 Macadam Court, Agoura Hills, California 91301, email address doug@smacksportswear.com. Your letter should indicate that you are a Company shareholder. Depending on the subject matter, Mr. Samuelson will: (i) forward the communication to the appropriate officer of the Company; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director to whom they were addressed, and shall make those communications available to our Board upon request.

3

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1

INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

As of December __, 2015, the record date for the Special Meeting, the authorized capital of Company consisted solely of 70,000,000 shares of Common Stock, $.001 par value, of which, 27,621,237 shares were outstanding. The Board has approved the change in the Certificate of Incorporation of the Company to increase the number of authorized common stock from 70,000,000 shares to 200,000,000 shares of common stock, par value $.001 per share. The text of the proposed amendment which contains the increase in the authorized common stock is attached hereto as Appendix I. The approval of this proposal will not affect total stockholder equity but will increase the authorized capitalization of the Company.

As previously reported in our Current Report on Form 8-K filed with the SEC on November 12, 2015, upon satisfaction of the conditions to the closing, the Company intends to acquire Almost Never Films Inc., an Indiana company, by issuing to the two shareholders of said company 100,000,000 shares of common stock of the Company. As a result of the proposed transaction, Almost Never would become a majority owned subsidiary of the Company and the board of the Company will consist of persons appointed by Almost Never. Since the Company is currently authorized to issue 70,000,000 shares, the Company needs to increase the amount of shares authorized in order to consummate the proposed transaction with Almost Never.

The additional Common Stock to be authorized by the proposed amendment would have rights identical to our currently outstanding Common Stock. Holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our shareholders, including the election of directors. The Board believes that it is in Company's best interests to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to issue Common Stock without further action by the Company's stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of the Company or of acquired companies, the acquisition of other companies, and other bona fide purposes. Other than the proposed transaction with Almost Never Films, the Company has no other agreement or arrangement to issue any additional shares of capital stock.

OUR RECOMMENDATION TO SHAREHOLDERS

REGARDING PROPOSAL NO. 1

The Board has approved the change in the Articles of Incorporation of Company for the purpose of increasing the authorized capital from 70,000,000 shares of common stock, par value $.001 per share to 200,000,000 shares of common stock, par value $.001 per share authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of common stock.

PROPOSAL NO. 2

CHANGE IN THE COMPANY’S NAME FROM “SMACK SPORTSWEAR” TO

“ALMOST NEVER FILMS, INC.”

Our Board seeks the approval of the shareholders to amend our Articles of Incorporation for the purpose of changing the Company’s name from “Smack Sportswear” to “Almost Never Films, Inc.” Our Board has determined that it is in the best interests of our Company and its shareholders to change the name of the Company to better reflect its proposed business activities upon the consummation of the merger with Almost Never Films, and to seek shareholder approval of such name change.

OUR RECOMMENDATION TO SHAREHOLDERS

REGARDING PROPOSAL NO. 2

The Board has approved the change in the name of the Company “Smack Sportswear” to “Almost Never Films, Inc.” and recommends that stockholders of the Company vote FOR approval of the change in the name of the Company. In the event that this proposal is approved, the Board will file an amendment to the Company’s Articles of Incorporation similar to the attached Appendix B to change the name of the Company.

OTHER BUSINESS

REGARDING PROPOSAL NO. 3

Our Board knows of no business that will be presented for consideration at the Meeting other than the items referred to above. If any other matter is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of January _, 2015, the number of shares of Common Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 27,621,237 shares issued and outstanding on December __, 2015. Unless indicated otherwise, all addresses below are c/o the Company.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class

William Sigler (1)	3,418,999	12.4%
Doug Samuelson (Director)	2,558,334	9.3%
Chris Jenks	1,591,668	5.8%
All directors and executive officers as a group (1 person)	2,558,334	9.3%

(1)	As of July 27, 2015, William Sigler resigned as a director of the Company. In connection therewith, Mr. Sigler also agreed to sell all his shares of common stock in the Company for an aggregate purchase price of $90,000. These sales will be made in two additional equal tranches, payable by an unidentified buyer in cash on or prior to January 2, 2016 and April 1, 2016. If a buyer is not identified and/or the sale is not consummated by any of said dates, Mr. Sigler has no further obligation to sell his shares.

5

SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Nevada. In order to be considered for inclusion in the Proxy Statement for the meeting, our Interim Chief Executive Officer must receive proposals no later than _________, 2015. Shareholder proposals should be addressed to Company shareholders who want to communicate with our Board may write to Attention: Doug Samuelson, Interim Chief Executive Officer, 6025 Macadam Court, Agoura Hills, California 90501, email address doug@smacksportswear.com.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the item referred to above. If any other matter is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Smack Sportswear Inc.

6025 Macadam Court

Agoura Hills, California 91301

By Order of the Board of Directors,

By:	/s/ Doug Samuelson
Doug Samuelson Interim Chief Executive Officer and Chief Financial Officer

6

SMACK SPORTSWEAR INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

January__, 2016

The undersigned, a shareholder of Smack Sportswear Inc. (the "Company"), does hereby appoint Doug Samuelson as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on January__, 2016, at __ a.m., at the offices of David Lubin & Associates, PLLC, 108 S. Franklin, Suite 10, Valley Stream, NY 11580 (the "Meeting"), to represent the undersigned at the Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Meeting, in any manner and with the same effect as if the undersigned were personally present at the Meeting, and the undersigned hereby authorizes and instructs the above named proxy to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

The shares represented by this Proxy shall be voted in the following manner:

1.         Approval of the proposal to amend the Articles of Incorporation for the purpose of increasing the authorized capital of the Company from 70,000,000 shares of common stock to 200,000,000 shares of common stock, $.001 par value per share.

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

2.          Approval of the proposal to amend the Articles of Incorporation for the purpose of changing increasing the Company from “Smack Sportswear, Inc.” to “Almost Never Films, Inc.”

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

3.         In the discretion of the persons acting as proxies, on such other matters as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign in corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned on January __, 2015: _________________________________

Dated: ________________, 2015	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________

Dated: ________________, 2015	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________

Appendix A

CERTIFICATE OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

SMACK SPORTSWEAR INC.

The undersigned, for purposes of amending the Articles of Incorporation (the “Certificate”) of Smack Sportswear, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, does hereby certify as follows:

FIRST:   The name of the corporation is Smack Sportswear, Inc. (the “Corporation”), and the date of its incorporation was _____ __, 2015.

SECOND:   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate to change the name of the Corporation, declaring said amendment to be advisable and calling a special meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article FOURTH, so that, as amended said Article shall be read as follows: “The total number of shares of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, $.001 par value per share (the "Common Stock").

THIRD: That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section __ of the Nevada Revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Certificate this ___ day of _______, 2016.

By:	/s/ Doug Samuelson
Doug Samuelson Interim
Chief Executive Officer and Chief Financial Officer

Appendix B

CERTIFICATE OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

SMACK SPORTSWEAR INC.

The undersigned, for purposes of amending the Articles of Incorporation (the “Certificate”) of Smack Sportswear, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, does hereby certify as follows:

FIRST:   The name of the corporation is Smack Sportswear, Inc. (the “Corporation”), and the date of its incorporation was _____ __, 2015.

SECOND:   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate to change the name of the Corporation, declaring said amendment to be advisable and calling a special meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the name of the Corporation be amended by changing Article ____, so that, as amended said Article shall be read as follows: “The name of the Corporation is Almost Never Films, Inc.

THIRD: That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section __ of the Nevada Revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Certificate this ___ day of _______, 2016.

By:	/s/ Doug Samuelson
Doug Samuelson Interim
Chief Executive Officer and
Chief Financial Officer